1 DRAFT 04.07.2021 MID PENN BANCORP, INC. Investor Presentation July 2024

2 Cautionary Notice Regarding Forward-Looking Statements This presentation regarding Mid Penn Bancorp, Inc. (“Mid Penn”), and oral statements made regarding the subjects of this release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as “continues,” “expect,” “look,” “believe,” “anticipate,” “may,” “will,” “should,” “projects,” “strategy” or sim ilar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on securities held in Mid Penn’s portfolio; legislation affecting the financial services industry as a whole, and Mid Penn and Mid Penn Bank individually or collectively, including tax legislation; results of the regulatory examination and supervision process and oversight, including changes in monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; the availability of financial resources in the amounts, at the times and on the terms required to support Mid Penn and Mid Penn Bank’s future businesses; material differences in the actual financial results of merger, acquisition and investment activities compared with Mid Penn’s initial expectations, including the full realization of anticipated cost savings and revenue enhancements; the possibility that the anticipated benefits of a transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in legacy Mid Penn and target markets; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of a transaction; the ability to complete the integration of Mid Penn and its target successfully; the dilution caused by Mid Penn’s issuance of additional shares of its capital stock in connection with a transaction; and other factors that may affect the future results of Mid Penn. For a more detailed description of these and other factors which would affect our results, please see Mid Penn’s filings with the SEC, including those risk factors identified in the “Risk Factors” section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent filings with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by Mid Penn on its website or otherwise. Mid Penn does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of unanticipated events, except as required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Forward-Looking Statements / Non-GAAP Disclosures

3 Experienced Management Team Source: Company Documents. Executive Position Years at MPB Years in Industry Rory G. Ritrievi Chair, President & Chief Executive Officer 15 38 Scott W. Micklewright Sr. EVP / President of Commercial and Consumer Banking & Chief Revenue Officer 15 18 Justin T. Webb Sr. EVP / Chief Financial Officer 12 18 Joan E. Dickinson Sr. EVP / Chief Retail Officer 11 38 Heather R. Hall Sr. EVP / Market President & Chief Lending Officer 7 25 Jordan D. Space Sr. EVP / President of the Private Bank & Chief Operating Officer 2 17 Joseph L. Paese, CFP First EVP / Director of Trust & Wealth Management 8 38 Ray M. Mincarelli, Jr. EVP / President of Commercial Real Estate 15 53 John Paul Livingston EVP / Chief Technology & Chief Information Officer 14 21 Matthew L. Miller First Sr. VP / Chief Data Officer 19 25 Paul F. Spiegel First Sr. VP / Senior Operations Manager 13 38 Margaret E. Steinour First Sr. VP / Chief Administrative Officer 12 19 Zachary C. Miller First Sr. VP / Chief Risk Officer 8 15 Paul W. Spotts First Sr. VP / Chief Credit Officer 3 30 Average: 11.0 28.9

4 Mid Penn Bank Regional Presidents Source: Company Documents. Executive Position / Region Years at MPB Years in Industry Natalie L. Falatek Sr. VP / Upper Dauphin County 13 20 Mark F. Ketch Sr. VP / Schuylkill & Luzerne Counties 7 31 Keith C. Rada Sr. VP / Brunswick Region 7 15 Joseph N. Butto Sr. VP / Berks County 5 40 Jared E. Utz Sr. VP / Southeastern Region 4 20 Justin A. Manning Sr. VP / Lancaster County 2 18 Daniel M. Baronick Sr. VP / Western Region 11 mos. 19 Jeffrey M. Steigerwalt Sr. VP / Southern NJ Region 8 mos. 25 Layne G. Crothers Sr. VP / Scranton/Wilkes Barre Region 6 mos. 16 Average: 4.5 22.7

Mid Penn Bancorp, Inc. Overview at June 30, 2024

Holding Company for Mid Penn Bank

Assets	Gross Loans	Deposits
$5.4 B	$4.4 B	$4.5 B

2Q24 Financial Highlights

Net Income	$11.8M / $0.71 /sh	**NPAs / Assets**	0.19%
MRQ ROAA[2]	0.88%	**MRQ NCOs / Avg. Loans[2]**	0.00%
MRQ ROATCE[1,2]	11.57%	**TCE / TA[1]**	8.1%
MRQ NIM[2]	3.12%	**Loans / Deposits[4]**	97.0%

Franchise Highlights

- Banking subsidiary: Mid Penn Bank (est. 1868), state chartered non member bank and trust company, headquartered in Millersburg, PA
- A PA-based commercial bank operating strategically in western, central and eastern PA markets and central NJ market
- Dedicated to providing comprehensive banking and trust services
- Highly active in the last 3 years with key strategic initiatives
  - ✓ Share Repurchase Program
    - $3.0 million / 110k shares in 2022 | $4.8 million / 217k shares in 2023 | $323k / 15.5k shares in 2024Q1
  - ✓ Strategic Acquisitions[3]
    - Closed acquisition of Riverview Financial in November 2021 for $125 million
    - Closed acquisition of Brunswick Bancorp in May 2023 for $54 million
  - ✓ Attractive Growth Plan
    - Brunswick acquisition provides entry into the dynamic central New Jersey Market

Branch Footprint



MPB (45)
State College
Altoona
Reading
Allentown
Edison
Philadelphia

Source: S&P Global Market Intelligence, Company Documents.
Note: Financial information as of or for the quarter ended June 30, 2024.
(1) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. (2) Annualized financial metric.
(3) Deal value as of deal announcement date. (4) Excludes HFS loans.

MID PENN BANCORP

5

6 Compelling Investment Thesis Demonstrated track record of outsized shareholder value creation Successful whole-bank acquiror Exceptional asset quality and nicely diversified & granular commercial loan portfolio Strong profitability ratios, in-line or better than national peers Well-balanced deposit franchise with best-in-class growth rates in NIB accounts Significant opportunity to grow in the highly desirable Southeastern Pennsylvania region

7 1.04x 1.34x MPB Peer Median 0.88% 0.89% MPB Peer Median 11.6% 11.7% MPB Peer Median Strong Profitability Ratios Return on Average Assets Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of most recent quarter unless otherwise stated. MRQ = Most recent quarter. Market and estimate data as of July 23, 2024. (1) Annualized financial metric. (2) GAAP shown for peers. Excludes merger-related expenses and BOLI death benefit income for MPB. (3) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. (4) Includes nationwide major-exchange traded banks with most recent quarter total assets between $3-$7B, excluding merger targets and mutuals. MRQ Return on Average Tangible Common Equity(1)(3) Strong Profitability and In-Line with National Peers Undervalued on All Valuation Multiples Price / EPS Price / Tangible Book Value(3) MRQ GAAP ROA(1) MRQ GAAP EPS(1) 2024 EPS 0.93% 1.00% 1.03% MPB GAAP MPB Core Peer Median 9.4x 13.0x MPB Peer Median 10.2x 12.4x MPB Peer Median (4) (4) (4) (4) (4) (4) ’20-’24Q2 Avg. ROA(2) (3)

Exceptional Asset Quality and Nicely Diversified & Granular Commercial Loan Portfolio

Loan Portfolio Composition[1]

$4.4 billion gross loan portfolio



Construction 11%
Commercial & Industrial 16%
Residential Mortgage 18%
Commercial Real Estate 55%

Multifamily + Nonowner Occupied CRE Portfolio[2]



Industrial 10%
Office 19%
Hospitality 9%
Flex 3%
Mobile Home Park 2%
Healthcare 1%
Other Property Types 7%
Retail 27%
Multifamily 22%

($000s)	March 31, 2024				
Commercial Real Estate	**Balance**	**% Total**	**Loan Count**	**Avg. Balance**	**WA LTV**
Multifamily	$334,952	22.2%	337	$1,002	63.5%
Retail	410,387	27.2%	311	1,328	53.7%
Office	293,232	19.4%	225	1,315	63.9%
Industrial	153,571	10.2%	86	1,745	58.0%
Hospitality	134,606	8.9%	34	3,945	48.8%
Flex	39,646	2.6%	27	1,472	54.5%
Mobile Home Park	21,840	1.4%	24	912	66.7%
Healthcare	15,110	1.0%	7	2,146	54.0%
Other Property Types	106,382	7.0%	121	854	55.5%
Total Multifamily + NOO CRE	**$1,509,726**	**100%**	**1,172**	**$1,292**	**58.2%**

Asset Quality Trends

Cumulative NCOs / Avg. Loans[3]



0.42%
0.79%
MPB
Peer Median (4)

MRQ NPAs / Assets



0.19%
0.42%
MPB
Peer Median (4)

Source: Company Documents, S&P Global Market Intelligence. (1) Call report data used as of June 30, 2024. (2) Excludes owner occupied commercial real estate and farmland loans. Bank holding company data as of March 31, 2024 used. (3) Shown from 2016 to most recent quarter reported. (4) Includes nationwide major-exchange traded banks with most recent quarter total assets between $3-$7B, excluding merger targets and mutuals.

MID PENN BANCORP
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9 Commercial Loan Portfolio: Geographic Distribution as of March 31, 2024 Multifamily Portfolio Nonowner Occupied CRE Portfolio Central PA 37% Greater Philadelphia 27% Central NJ 10% Other PA 23% Other Markets 3% Source: Company Documents, S&P Global Market Intelligence. Central PA 39% Greater Philadelphia 24% Central NJ 10% Other PA 18% Other Markets 9% $335 million $1.2 billion Nonowner Occupied (Office) Portfolio $293 million Central PA 39% Greater Philadelphia 30% Central NJ 9% Other PA 18% Other Markets 4% Nonowner Occupied (Retail) Portfolio $410 million Central PA 26% Greater Philadelphia 32% Central NJ 18% Other PA 13% Other Markets 11%

Well-Balanced Deposit Franchise with Best-in-Class Growth Rates in NIB Accounts

Deposit Franchise Highlights

- ✓ Highly diversified deposit base
- ✓ Well balanced between consumer and commercial
- ✓ Leading market share in Harrisburg metro area
- ✓ Better than average level of uninsured deposits
- ✓ Focused on growing NIB commercial business accounts

Harrisburg MSA Deposit Market Share[4]

Rank	Institution Name	Branches (#)	Total Deposits ($M)	Deposit Market Share (%)
1	The PNC Finl Svcs Grp (PA)	9	$5,592	30.10
2	**Mid Penn Bancorp Inc. (PA)**	**16**	**$2,002**	**10.78**
3	M&T Bank Corp. (NY)	20	$1,880	10.12
4	F.N.B. Corp. (PA)	10	$1,765	9.50
5	Orrstown Financial Services (PA)	9	$1,182	6.36
6	Wells Fargo & Co. (CA)	7	$1,036	5.58
7	Fulton Financial Corp. (PA)	8	$838	4.51
8	Citizens Financial Group Inc. (RI)	6	$621	3.35
9	Banco Santander S.A.	7	$613	3.30
10	First Commonwealth Financial (PA)	4	$581	3.13

Uninsured Deposits / Total Deposits[1]


28%
30%
MPB
Peer Median(3)

Cumulative Deposit Beta[2]


27%
23%
MPB
Peer Median(3)

Noninterest-Bearing Deposit Growth CAGRs


1 Year
3 Year
5 Year
7 Year
(3%)
(0%)
4%
4%
22%
15%
28%
13%
MPB
Peer(3) Median
MPB
Peer(3) Median
MPB
Peer(3) Median
MPB
Peer(3) Median

Source: S&P Global Market Intelligence, FDIC.
(1) Bank-level regulatory data used.
(2) Deposit beta is calculated as the change in the Company's deposits costs as a percentage of the Fed Funds Rate from 2015Q1 to 2024Q2.
(3) Includes nationwide major-exchange traded banks with most recent quarter total assets between $3-$7B, excluding merger targets and mutuals.
(4) Based on FDIC data as of June 30, 2023. Adjusted for branch closures/openings since June 30, 2023.

MID PENN BANCORP
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11 $104,358 $112,156 $89,841 $74,466 Philly Counties of focus Central NJ Counties of focus South NJ Counties of focus State of PA Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of June 30, 2023. (1) Central New Jersey defined as Monmouth, Mercer, Middlesex, Hunterdon and Somerset counties. (2) South New Jersey defined as Burlington, Gloucester, Ocean and Camden counties. (3) Philadelphia Counties defined as Montgomery, Bucks, Chester and Delaware counties. Significant Opportunity to Grow in the Highly Desirable Southeastern Pennsylvania Region 6.1% 5.4% 7.1% 2.2% Philly Counties of focus Central NJ Counties of focus South NJ Counties of focus State of PA Major Employers Sizeable Markets Above Average Growth and Wealth $725 Billion in Total Market Deposits Philadelphia MSA $538 Bn Total Deposits in the Market Top 3 Deposit Market Share 68% Top 3: Capital One, TD Bank, Wells 2024 Median Household IncomePopulation Change 2010 - 2023 (3) (3) Central NJ(1) $126 Bn Total Deposits in the Market Top 3 Deposit Market Share 47% Top 3: PNC, BofA, Wells South NJ(2) $61 Bn Total Deposits in the Market Top 3 Deposit Market Share 48% Top 3: TD Bank, Wells, PNC

12 Announcement Date 8/27/2014 3/29/2017 1/16/2018 6/30/2021 12/20/2022 Close Date 3/1/2015 1/8/2018 7/31/2018 11/30/2021 5/19/2023 Assets Acquired ($M) $141 $263 $612 $1,215 $382 Deal Value ($M) $15 $59 $91 $125 $54 Price / TBV (x) 1.10x 1.31x 1.94x 1.21x 1.20x Key Impacts EPS Accretion -- -- 19% 25% 9% TBV Dilution -- -- (6.6%) (6.8%) (3.8%) TBV Earnback (yrs.) -- -- 2.8 2.3 2.7 $ in millions, Deposits in Southeast Pennsylvania Growth markets MPB’s M&A Expansion in Geography of Focus $167 $47 $183 $308 $147 $325 $0 $50 $100 $150 $200 $250 $300 $350 Philly MSA Lancaster MSA Reading MSA Proven Ability to Acquire and Successfully Integrate Franchises Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of June 30, 2023. Note: Transaction data as of deal announcement date. (1) First Priority branches include 3 branches closed post-acquisition; Riverview branches include 12 branches closed post-acquisition. MPB Demonstrated Success in Growth Markets MPB First Priority Riverview Brunswick (1) (1) 2019 2022 2019 2022 2019 2022 Philly MSA Lancaster MSA Reading MSA 2019 2023 2019 2023 2019 2023

13 $0.79 $1.30 $1.42 $1.41 $1.76 $1.74 $1.85 $1.79 $2.03 $2.09 $3.11 $3.66 $3.48 $2.70 $2.72 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Q2'24 10% 12% 8% 11% MPB Core MPB GAAP Peer Median KRX 304% 227% 238% MPB Peer Median KRX Median Demonstrated Track Record of Outsized Shareholder Value Creation Source: S&P Global Market Intelligence. Note: Market data as of July 23, 2024. (1) Shown from January 4, 2010 to July 23, 2024. (2) Includes nationwide major-exchange traded banks with most recent quarter total assets between $3-$7B, excluding merger targets and mutuals. (3) GAAP shown for peers. Excludes merger-related expenses for MPB. (4) Non-GAAP financial metric. (5) 2024Q2 core earnings per share is annualized. Total Shareholder Return (TSR) Since 2010(1) (2) Core Earnings Per Share CAGR Since 2010(3)(4)(5) (2) Annualized Core EPS from 2010 to 2024Q2(4)(5)

14 Appendix

15 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. ($000s) As of December 31, As of June 30, 2018 2019 2020 2021 2022 2023 2024 Total Common Equity $223,209 $237,874 $255,688 $490,076 $512,099 $542,350 $559,686 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 127,031 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 5,626 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 132,657 Tangible Common Equity $153,148 $169,276 $188,488 $366,805 $390,608 $408,840 $427,029 Total Assets $2,077,981 $2,231,175 $2,998,948 $4,689,425 $4,486,257 $5,290,792 $5,396,467 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 127,031 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 5,626 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 132,657 Tangible Assets $2,007,920 $2,162,577 $2,931,748 $4,566,154 $4,364,766 $5,157,282 $5,263,810 Tangible Common Equity / Tangible Assets 7.63% 7.83% 6.43% 8.03% 8.95% 7.93% 8.11% Tangible Book Value Per Share $18.10 $19.96 $22.39 $22.99 $24.59 $24.67 $25.75

Non-GAAP Reconciliation

($000s)

	2023Q1	2023Q2	2023Q3	2023Q4	2024Q2
Net Income Available to Common Shareholders	$11,227	$4,836	$9,236	$12,098	$11,771
Less: BOLI Death Benefit Income	--	--	--	--	487
Plus: Merger and Acquisition Expenses	224	7,944	352	--	--
Less: Tax Effect of Merger and Acquisition Expenses	47	1,668	74	--	--
Net Income Excluding Non-Recurring Expenses	**$11,404**	**$11,112**	**$9,514**	**$12,098**	**$11,284**
Weighted Average Shares Outstanding	15,886,186	16,235,106	16,571,825	16,574,199	16,576,283
Core Earnings Per Common Share Excluding Non-Recurring Expenses	**$0.72**	**$0.68**	**$0.57**	**$0.73**	**$0.68**

($000s)

	For the Years Ended December 31,													As of June 30,
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024Q2
Net Income Available to Common Shareholders	$2,748	$4,543	$4,951	$4,939	$5,701	$6,528	$7,804	$7,089	$10,596	$17,701	$26,209	$29,319	$54,806	$37,397	$11,771
Less: BOLI Death Benefit Income	--	--	--	--	--	--	--	--	--	--	--	--	--	--	487
Plus: Merger and Acquisition Expenes	0	0	0	0	573	762	0	619	4,790	0	0	12,947	623	8,520	--
Less: Tax Affect of Merger and Acquisition Expenses	0	0	0	0	120	160	0	130	1,006	0	0	2,719	131	1,789	--
Net Income Excluding Non-Recurring Expenses	**$2,748**	**$4,543**	**$4,951**	**$4,939**	**$6,154**	**$7,130**	**$7,804**	**$7,578**	**$14,380**	**$17,701**	**$26,209**	**$39,547**	**$55,298**	**$44,128**	**$11,284**
Weighted Average Shares Outstanding	3,479,780	3,481,414	3,486,543	3,491,653	3,495,705	4,106,548	4,229,284	4,236,616	7,071,091	8,468,586	8,439,427	10,806,009	15,912,877	16,319,006	16,576,283
Core Earnings Per Common Share Ex. Non-Recurring Expenses	**$0.79**	**$1.30**	**$1.42**	**$1.41**	**$1.76**	**$1.74**	**$1.85**	**$1.79**	**$2.03**	**$2.09**	**$3.11**	**$3.66**	**$3.48**	**$2.70**	**$0.68**
Average Assets	**$623,074**	**$688,450**	**$706,456**	**$697,880**	**$734,236**	**$883,928**	**$1,001,452**	**$1,103,439**	**$1,665,721**	**$2,166,964**	**$2,758,429**	**$3,520,504**	**$4,476,174**	**$4,883,087**	**$5,378,897**
Core Return on Average Assets Ex. Non-Recurring Expenses	**0.44%**	**0.66%**	**0.70%**	**0.71%**	**0.84%**	**0.81%**	**0.78%**	**0.69%**	**0.86%**	**0.82%**	**0.95%**	**1.12%**	**1.24%**	**0.90%**	**0.84%**

Source: S&P Global Market Intelligence, Company Filings.

MID PENN BANCORP

16

17 Non-GAAP Reconciliation ($000s) 2023Q1 2023Q2 2023Q3 2023Q4 2024Q2 Net Income Available to Common Shareholders $11,227 $4,836 $9,236 $12,098 $11,771 Plus: Intangible Amortizations, Net of Tax 272 364 382 388 336 $11,499 $5,200 $9,618 $12,486 $12,107 Average Shareholder's Equity $510,857 $504,535 $529,067 $537,219 $553,675 Less: Average Goodwill 114,231 120,631 127,031 127,031 127,031 Less: Average Core Deposit and Other Intangibles 7,129 7,016 7,210 6,716 5,833 Average Tangible Shareholder's Equity $389,497 $376,888 $394,826 $403,472 $420,811 Return on Average Tangible Common Equity 12.01% 5.55% 9.69% 12.31% 11.57% Source: S&P Global Market Intelligence, Company Filings.